Exhibit 99.1

Unaudited Pro Forma Combined Financial Statements

On May 2, 2011, Lone Star NGL LLC (formerly known as ETP-Regency Midstream Holdings, LLC the “Joint Venture”), a newly formed joint venture owned 70 percent by Energy Transfer Partners, L.P. (“ETP”) and 30 percent by Regency Energy Partners LP (the “Partnership”), completed its acquisition of all of the membership interests in LDH Energy Asset Holdings LLC (“LDH”), a wholly owned subsidiary of Louis Dreyfus Highbridge Energy LLC, for $1,972,000,000 in cash, subject to customary post-closing purchase price adjustments (the “LDH Acquisition”). LDH’s coal assets were transferred out prior to the acquisition and were not purchased by the Joint Venture. The Partnership contributed $591,600,000 in cash to the Joint Venture in exchange for a 30 percent interest. The Partnership funded a portion of this capital contribution with the net proceeds from a private placement of 8,500,001 common units representing limited partner interests of $203,900,000. The remaining portion of the Partnership’s capital contribution to the Joint Venture of $387,700,000 was funded through borrowings under the Partnership’s revolving credit facility.

This unaudited pro forma combined financial information has been prepared to reflect the transactions described above.

The pro forma combined balance sheets reflect the transactions described above and the pro forma adjustments as though the purchase of the 30 percent interest in the Joint Venture occurred on December 31, 2010 and March 31, 2011, respectively, while the pro forma combined statements of operations reflect the transactions described above and the pro forma adjustments as though the purchase of the 30 percent interest in the Joint Venture occurred as of January 1, 2010 for the year ended December 31, 2010, and the three months ended March 31, 2011. The pro forma adjustments were prepared applying the rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X.

The historical financial information included in the column entitled “Partnership” was derived from the audited financial statements included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 and from the unaudited financial statements included in the Partnership’s Form 10-Q for the three months ended March 31, 2011.

The unaudited pro forma combined financial information is based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only. Actual results may differ from the estimates and assumptions used. The unaudited pro forma combined financial information is not necessarily indicative of the financial results that would have occurred if these transactions had taken place on the dates indicated, nor are they indicative of future consolidated results.

Regency Energy Partners LP

Unaudited Pro Forma Combined Balance Sheet

December 31, 2010

(in thousands)

	Partnership	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$9,400	$—		$9,400
Trade accounts receivable, net of allowance	35,212	—		35,212
Accrued revenues	74,017	—		74,017
Related party receivables	32,342	—		32,342
Derivative assets	2,650	—		2,650
Other current assets	7,384	—		7,384

Total current assets	161,005	—		161,005

Property, Plant and Equipment:
Gathering and transmission systems	543,286	—		543,286
Compression equipment	812,428	—		812,428
Gas plants and buildings	185,741	—		185,741
Other property, plant and equipment	81,295	—		81,295
Construction-in-progress	97,439	—		97,439

Total property, plant and equipment	1,720,189	—		1,720,189
Less accumulated depreciation	(59,971)	—		(59,971)

Property, plant and equipment, net	1,660,218	—		1,660,218

Other Assets:
Investment in unconsolidated subsidiaries	1,351,256	591,600	a	1,942,856
Long-term derivative assets	23	—		23
Other, net of accumulated amortization of debt issuance costs	37,758	—		37,758

Total other assets	1,389,037	591,600		1,980,637

Intangible Assets and Goodwill:
Intangible assets, net of accumulated amortization	770,155	—		770,155
Goodwill	789,789	—		789,789

Total intangible assets and goodwill	1,559,944	—		1,559,944

TOTAL ASSETS	$4,770,204	$591,600		$5,361,804

LIABILITIES & PARTNERS’ CAPITAL AND NONCONTROLLING INTEREST
Current Liabilities:
Trade accounts payable	$50,208	$—		$50,208
Accrued cost of gas and liquids	80,756	—		80,756
Related party payables	3,338	—		3,338
Deferred revenues, including related party amounts	25,257	—		25,257
Derivative liabilities	13,172	—		13,172
Other current liabilities	23,419	—		23,419

Total current liabilities	196,150	—		196,150

Long-term derivative liabilities	61,127	—		61,127
Other long-term liabilities	6,521	—		6,521
Long-term debt, net	1,141,061	387,700	a	1,528,761

Commitments and contingencies

Series A convertible redeemable preferred units	70,943	—		70,943

Partners’ Capital and Noncontrolling Interest:
Common units	2,940,732	203,900	a	3,144,632
General partner interest	333,077	—		333,077
Accumulated other comprehensive loss	(11,099)	—		(11,099)

Total partners’ capital	3,262,710	203,900		3,466,610
Noncontrolling interest	31,692	—		31,692

Total partners’ capital and noncontrolling interest	3,294,402	203,900		3,498,302

TOTAL LIABILITIES AND PARTNERS’ CAPITAL AND NONCONTROLLING INTEREST	$4,770,204	$591,600		$5,361,804

See accompanying notes to unaudited pro forma combined financial information

Regency Energy Partners LP

Unaudited Pro Forma Combined Balance Sheet

March 31, 2011

(in thousands)

	Partnership	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$24,724	$—		$24,724
Trade accounts receivable, net of allowance	30,388	—		30,388
Accrued revenues	69,279	—		69,279
Related party receivables	35,490	—		35,490
Derivative assets	1,559	—		1,559
Other current assets	9,499	—		9,499

Total current assets	170,939	—		170,939

Property, Plant and Equipment:
Gathering and transmission systems	551,318	—		551,318
Compression equipment	828,131	—		828,131
Gas plants and buildings	210,078	—		210,078
Other property, plant and equipment	104,419	—		104,419
Construction-in-progress	90,859	—		90,859

Total property, plant and equipment	1,784,805	—		1,784,805
Less accumulated depreciation	(92,171)	—		(92,171)

Property, plant and equipment, net	1,692,634	—		1,692,634

Other Assets:
Investment in unconsolidated subsidiaries	1,332,899	591,600	a	1,924,499
Long-term derivative assets	—	—		—
Other, net of accumulated amortization of debt issuance costs	35,523	—		35,523

Total other assets	1,368,422	591,600		1,960,022

Intangible Assets and Goodwill:
Intangible assets, net of accumulated amortization	762,837	—		762,837
Goodwill	789,789	—		789,789

Total intangible assets and goodwill	1,552,626	—		1,552,626

TOTAL ASSETS	$4,784,621	$591,600		$5,376,221

LIABILITIES & PARTNERS’ CAPITAL AND NONCONTROLLING INTEREST
Current Liabilities:
Trade accounts payable	$37,841	$—		$37,841
Accrued cost of gas and liquids	75,837	—		75,837
Related party payables	12,051	—		12,051
Deferred revenues, including related party amounts	18,653	—		18,653
Derivative liabilities	23,190	—		23,190
Other current liabilities	34,031	—		34,031

Total current liabilities	201,603	—		201,603

Long-term derivative liabilities	58,875	—		58,875
Other long-term liabilities	6,426	—		6,426
Long-term debt, net	1,215,839	387,700	a	1,603,539

Commitments and contingencies

Series A convertible redeemable preferred units	70,991	—		70,991

Partners’ Capital and Noncontrolling Interest:
Common units	2,891,594	203,900	a	3,095,494
General partner interest	332,036	—		332,036
Accumulated other comprehensive loss	(24,666)	—		(24,666)

Total partners’ capital	3,198,964	203,900		3,402,864
Noncontrolling interest	31,923	—		31,923

Total partners’ capital and noncontrolling interest	3,230,887	203,900		3,434,787

TOTAL LIABILITIES AND PARTNERS’ CAPITAL AND NONCONTROLLING INTEREST	$4,784,621	$591,600		$5,376,221

See accompanying notes to unaudited pro forma combined financial information

Regency Energy Partners LP

Unaudited Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2010

(in thousands except unit data and per unit data)

	Partnership
	Successor Period from Acquisition (May 26, 2010) to December 31, 2010	Predecessor Period from January 1, 2010 to May 25, 2010	Total of Successor and Predecessor Periods for the Twelve Months Ended December 31, 2010	Pro Forma Adjustments		Pro Forma Combined
REVENUES
Gas sales, including related party amounts	$291,247	$228,097	$519,344	$—		$519,344
NGL sales, including related party amounts	238,076	152,803	390,879	—		390,879
Gathering, transportation and other fees, including related party amounts	178,769	114,526	293,295	—		293,295
Net realized and unrealized loss from derivatives	(7,866)	(716)	(8,582)	—		(8,582)
Other	16,387	10,340	26,727	—		26,727

Total revenues	716,613	505,050	1,221,663	—		1,221,663
OPERATING COSTS AND EXPENSES
Cost of sales, including related party amounts	504,327	357,778	862,105	—		862,105
Operation and maintenance	77,808	47,842	125,650	—		125,650
General and administrative, including related party amounts	43,739	37,212	80,951	—		80,951
Loss on asset sales, net	213	303	516	—		516
Depreciation and amortization	75,967	41,784	117,751	—		117,751

Total operating costs and expenses	702,054	484,919	1,186,973	—		1,186,973
OPERATING INCOME	14,559	20,131	34,690	—		34,690
Income from unconsolidated subsidiaries	53,493	15,872	69,365	15,961	b	85,326
Interest expense, net	(48,251)	(34,541)	(82,792)	(15,004)	c	(97,796)
Loss on debt refinancing, net	(15,748)	(1,780)	(17,528)			(17,528)
Other income and deductions, net	(8,229)	(3,897)	(12,126)	—		(12,126)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,176)	(4,215)	(8,391)	957		(7,434)
Income tax expense	552	404	956	—		956

LOSS FROM CONTINUING OPERATIONS	$(4,728)	$(4,619)	$(9,347)	$957		$(8,390)
Basic and diluted loss from continuing operations per unit:
Amount allocated to common units	$(12,359)	$(8,966)	$(21,325)			$(20,647)
Weighted average number of common units outstanding	130,619,554	92,788,319	115,463,773	8,500,001	d	123,963,774
Basic and diluted loss from continuing operations per common unit	$(0.09)	$(0.10)	$(0.18)			$(0.17)

See accompanying notes to unaudited pro forma condensed consolidated statement of operations

Regency Energy Partners LP

Unaudited Pro Forma Combined Statement of Operations

For the Three Months Ended March 31, 2011

(in thousands except unit data and per unit data)

	Partnership	Pro Forma Adjustments		Pro Forma Combined
REVENUES
Gas sales, including related party amounts	$110,087	$—		$110,087
NGL sales, including related party amounts	118,251	—		118,251
Gathering, transportation and other fees, including related party amounts	81,836	—		81,836
Net realized and unrealized loss from derivatives	(1,714)	—		(1,714)
Other	8,792	—		8,792

Total revenues	317,252	—		317,252

OPERATING COSTS AND EXPENSES
Cost of sales, including related party amounts	216,261	—		216,261
Operation and maintenance	33,672	—		33,672
General and administrative, including related party amounts	18,997	—		18,997
Loss on asset sales, net	28	—		28
Depreciation and amortization	40,236	—		40,236

Total operating costs and expenses	309,194	—		309,194

OPERATING INCOME	8,058	—		8,058

Income from unconsolidated subsidiaries	23,808	5,244	b	29,052
Interest expense, net	(20,007)	(3,005)	c	(23,012)
Other income and deductions, net	2,414	—		2,414

INCOME BEFORE INCOME TAXES	14,273	2,239		16,512
Income tax benefit	(32)	—		(32)

NET INCOME	$14,305	$2,239		$16,544
Net income attributable to noncontrolling interest	(231)	—		(231)

NET INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	$14,074	$2,239		$16,313

Amounts attributable to Series A convertible redeemable preferred units	1,993			1,993
General partner’s interest, including IDR	1,292			1,386

Limited partners’ interest in net income	$10,789			$12,934

Basic and diluted income per unit:
Amount allocated to common units	$10,789			$12,934
Weighted average number of common units outstanding	137,304,783	8,500,001	d	145,804,784
Basic income per common unit	$0.08			$0.09
Diluted income per common unit	$0.07			$0.08

See accompanying notes to unaudited pro forma condensed consolidated statement of operations

Regency Energy Partners LP

Notes to Unaudited Pro Forma Combined Financial Information

The following notes discuss the columns presented and the entries made to the unaudited pro forma combined financial information.

Partnership

This column represents the historical audited consolidated balance sheet as of December 31, 2010 and related consolidated statement of operations of the Partnership for the periods from May 26, 2010 to December 31, 2010 (“Successor Period”) and from January 1, 2010 to May 25, 2010 (“Predecessor Period”), as reflected in the Partnership’s audited financial statements as reported in its Annual Report on Form 10-K for the year ended December 31, 2010; and the historical unaudited condensed consolidated balance sheet as of March 31, 2011 and related condensed consolidated statement of operations for the three months then ended, as reflected in the Partnership’s unaudited financial statements as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2011.

Pro Forma Adjustments

a. Represents the purchase of a 30 percent interest in the Joint Venture for $591,600,000. The Partnership funded a portion of the purchase price with the net proceeds from a private placement of common units of $203,900,000. The remaining portion of the Partnership’s capital contribution to the Joint Venture of $387,700,000 was funded through borrowings under the Partnership’s revolving credit facility.

b. Represents the Partnership’s portion of the Joint Venture’s net income for the year ended December 31, 2010 and the three months ended March 31, 2011, adjusted for the portion of LDH not acquired by the Joint Venture as well as the additional depreciation and amortization expense resulting from the purchase price allocation. The Joint Venture acquired substantially all of the assets of LDH; therefore the Partnership included the audited financial statements of LDH for the three years ended December 31, 2010 in Exhibit 99.2. A reconciliation from LDH’s audited net income for the year ended December 31, 2010 and the unaudited net income for the three months ended March 31, 2011 to the pro forma net income associated with the assets acquired by the Joint Venture is presented below.

		Year Ended December 31, 2010	Three Months Ended March 31, 2011
		(in thousands)
LDH’s net income		$90,586	$26,225
Add (Deduct):	Net loss associated with the coal assets that were not acquired by the Joint Venture	500	100
	Additional depreciation and amortization expense as a result of purchase price allocation*	(37,882)	(8,846)

Pro forma net income associated with the assets that were acquired by the Joint Venture		$53,204	$17,479

The Partnership’s 30 percent equity income pro forma adjustment		$15,961	$5,244
*	Management of the Joint Venture engaged a third party valuation expert to undertake a detailed purchase price allocation and valuation study. The estimated additional depreciation and amortization expense is calculated based on the preliminary valuation result.

c. Represents the incremental interest expense incurred on the borrowings under the Partnership’s revolving credit facility that were used to fund a portion of the acquisition of the 30 percent interest in the Joint Venture. The Partnership utilized the weighted average rates of its revolving credit facility of 3.87 and 3.10 percent for the year ended December 31, 2010 and the three months ended March 31, 2011, respectively.

d. Represents the issuance of 8,500,001 common units.